                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of report:  February 11, 1997


                           MULTICOM PUBLISHING, INC.
             (Exact Name of Registrant as specified in its charter)


              WASHINGTON                              91-1551337
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)               Identification No.)


                        COMMISSION FILE NUMBER:  1-11857


      1100 OLIVE WAY, 12TH FLOOR
         SEATTLE, WASHINGTON                             98101
        (Address of principal                         (Zip Code)
          executive offices)


Registrant's telephone number, including area code: (206) 622-5530
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ITEM 5.     OTHER EVENTS

On February 7, 1997, the Company filed an 8-K with the SEC summarizing two equity transactions: The sale of Common Stock for $1,590,000 and the conversion of $750,000 in long-term debt to Series A Preferred Stock.

On February 11, 1997, the Company completed an additional conversion of $425,000 in long-term debt in a similar transaction whereby long-term debt was converted to Series A Preferred Stock. The Series A Preferred Stock is nonvoting, except in instances where changes and/or issuances of Preferred Stock are being considered as well as the sale of the Company or other actions which might impact the rights of the Series A Preferred Shareholders. In such instances, a minimum 51% of the Series A Preferred Stock must vote in favor of the proposals. The Series A Preferred Stock carries annual dividends of $.65 per share, payable monthly. The Series A Preferred Stock is convertible to Common Stock at a price of $2.28 per share, or one share of Series A Preferred Stock for 2.19 shares of Common Stock. As part of this transaction, the loan agreement on the remaining debt will be amended to include a financial covenant whereby if, at quarter end, shareholders' equity is below $1,000,000 or the Company fails to meet certain maintenance requirements, then additional warrants to purchase 15% of the Common Stock outstanding at February 11, 1997, at an exercise price of $.01 per share will be issued.

Included at Item 7 below is a proforma balance sheet as of December 31, 1996, as filed in the February 7, 1997 8-K, as well as a proforma balance sheet for January 31, 1997, assuming all these transactions had been completed on or before January 31, 1997.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

On February 7, 1997, the Company filed a Form 8-K outlining the impact of these first two transactions on a proforma balance sheet as of December 31, 1996, which is shown below.

                                             As Stated                                 Proforma
                                            December 31,                             December 31,
                                                1996        Adjustments                  1996
                                            -----------     -----------              -----------
                                            (unaudited)                              (unaudited)
Cash                                        $   326,777     $ 1,386,000(1)/(2)       $ 1,712,777
Other Current Assets                          3,520,804                                3,520,804
                                            -----------     -----------              -----------
  Total Current Assets                        3,847,581       1,386,000                5,233,581
Other Assets                                  1,881,823         209,000(1)/(3)         2,090,823
                                            -----------     -----------              -----------
  Total Assets                              $ 5,729,404     $ 1,595,000              $ 7,324,404
                                            ===========     ===========              ===========
Current liabilities                         $ 4,437,232                              $ 4,437,232
Long-term debt                                2,267,608     $  (572,000)(3)            1,695,608
Shareholder Debt, net of current portion         90,000                                   90,000
                                            -----------     -----------              -----------
  Total Liabilities                           6,794,840        (572,000)               6,222,840
                                            -----------     -----------              -----------
Total Shareholders' Equity (Deficit)         (1,065,436)      2,167,000(1)/(2)/(3)     1,101,564
                                            -----------     -----------              -----------
  Total Liabilities and Equity (Deficit)    $ 5,729,404     $ 1,595,000              $ 7,324,404
                                            ===========     ===========              ===========

(1) Sale of 697,368 shares of Common Stock for $1,590,000, of which $1,340,000 was received in cash and $250,000 in fixed assets.

(2) Exercise of options to purchase 102,500 shares of Common Stock at exercise prices ranging from $.25 to $1.00. Proceeds from the exercise were $46,000.

(3) Conversion of $750,000 of Long-Term Debt to Equity, net of debt discount and debt issue costs.



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A proforma balance sheet as of January 31, 1997, assuming the transactions described in the February 7, 1997 Form 8-K as well as the second debt conversion discussed in Item 5 above had been completed on or before January 31, 1997, is shown below.

                                             As Stated                                  Proforma
                                            January 31,                                January 31,
                                               1997        Adjustments                     1997
                                            -----------    ----------                  ----------
                                            (unaudited)                                (unaudited)
Cash                                        $    75,148    $1,386,000(1)/(2)           $1,461,148
Other Current Assets                          3,771,140                                 3,771,140
                                            -----------    ----------                  ----------
  Total Current Assets                        3,846,288     1,386,000                   5,232,288
Other Assets                                  1,805,421       184,000(1)/(3)/(4)        1,989,421
                                            -----------    ----------                  ----------
  Total Assets                              $ 5,651,709    $1,570,000                  $7,221,709
                                            ===========    ==========                  ==========

Current liabilities                         $ 4,576,981                                $4,576,981
Long-term debt                                2,276,430      (897,000)(3)/(4)           1,379,430
Shareholder Debt, net of current portion         39,316                                    39,316
                                            -----------    ----------                  ----------
  Total Liabilities                           6,892,727      (897,000)                  5,995,727
                                            -----------    ----------                  ----------
Total Shareholders' Equity (Deficit)         (1,241,018)    2,467,000(1)/(2)/(3)/(4)    1,225,982
                                            -----------    ----------                  ----------
  Total Liabilities and Equity (Deficit)    $ 5,651,709    $1,570,000                  $7,221,709
                                            ===========    ==========                  ==========

(1) Sale of 697,368 shares of Common Stock for $1,590,000, of which $1,340,000 was received in cash and $250,000 in fixed assets.

(2) Exercise of options to purchase 102,500 shares of Common Stock at exercise prices ranging from $.25 to $1.00. Proceeds from the exercise were $46,000.

(3) Conversion of $750,000 of Long-Term Debt to Equity, net of debt discount and debt issue costs on February 7, 1997.

(4) Conversion of $425,000 of Long-Term Debt to Equity, net of debt discount and debt issue costs on February 11, 1997.

 .
Exhibits required by Item 601 of Regulation S-B:  None
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MULTICOM PUBLISHING, INC.
                                                       (Registrant)


February 12, 1997                                 By     ELLEN R.M. BOYER
                                                     ---------------------------
                                                         Ellen R.M. Boyer
                                                   Vice President of Finance and
                                                    Administration and Chief
                                                        Financial Officer
                                                    (Principal Financial and
                                                  Principal Accounting Officer)